Exhibit 10.18

                                                                  EXECUTION COPY

                 NINTH AMENDMENT, WAIVER AND OVERRIDE AGREEMENT

         NINTH AMENDMENT, WAIVER AND OVERRIDE AGREEMENT, dated as of June 6, 2002 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement," as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking," together with Group, each a "Borrower," collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING CAPITAL LLC (formerly known as ING (U.S.) CAPITAL LLC), as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

         The Borrowers have requested that the Administrative Agent and the Lenders agree to amend, waive and override certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, waivers and override provisions, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendments.

               (a) Subsection 8.2(d) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection (d), to read in its entirety as follows:

                    "(d) within three (3) Business Days following the last Business Day of every other week, a Borrowing Base Certificate showing the Borrowing Base as of the last Business Day of such two week period, certified as complete and correct by a Responsible Officer;"

               (b) Subsections 9.1 (d) and (e) of the Existing Credit Agreement are hereby amended by deleting such subsections in their entirety and substituting in lieu thereof the following new subsections (d) and
          (e), to read in their entirety as follows:

                    "(d) Limitation on Leasing. Permit, at any time during any period set forth below, the sum of (i) all Financing Leases, and (ii) all obligations of each Borrower or any of its Subsidiaries in respect of any lease of real or personal property, including, without limitation, residual payments required pursuant to terminal rental adjustment clauses set forth in leases of tractors and trailers the term of which is more than one year from such time, in respect of which the Borrower or any of its Subsidiaries is obligated as lessee or a user, which lease obligations shall be discounted at a rate equal to the rate set forth in such lease, to exceed the amount set forth opposite such period below:

                    ----------------------------------------------------------------- ---------------------
                                              Test Period                                    Amount
                    ----------------------------------------------------------------- ---------------------
                    September 30, 2001           to       December 31, 2002           $142,000,000
                    ---------------------------- -------- --------------------------- ---------------------
                    January 1, 2003              to       June 30, 2003               $144,000,000
                    ---------------------------- -------- --------------------------- ---------------------

                    (e) Minimum EBITDA. Permit Consolidated EBITDA for any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter in the column headed "Fiscal Quarter Amount" below; provided, however, in the event that the Consolidated EBITDA for such fiscal quarter is less than the amount set forth opposite such fiscal quarter in the column headed "Fiscal Quarter Amount" below, the Borrowers shall nonetheless be in compliance with this subsection if (1) in the case of the fiscal quarters ending March 31, 2002, June 30, 2002, September 30, 2002 and
                    December 31, 2002, respectively, the Cumulative Consolidated EBITDA for such fiscal quarter exceeds the amount set forth opposite such fiscal quarter in the column headed "Cumulative Amount" below (for purposes of this subsection, "Cumulative Consolidated EBITDA" shall mean the aggregate amount of Consolidated EBITDA for a period beginning with the fiscal quarter ending December 31, 2001 and ending at the end of the relevant fiscal quarter), or (ii) in the case of the fiscal quarters ending March 31, 2003 and June 30, 2003, respectively, the aggregate amount of Consolidated EBITDA for the four consecutive fiscal quarters ending on March 31, 2003 and June 30, 2003, respectively, exceeds the amount set forth opposite such fiscal quarter in the column headed "Cumulative Amount" below:

                    --------------------------------- ----------------------- ----------------------
                         Fiscal Quarter Ending        Fiscal Quarter Amount     Cumulative Amount
                    --------------------------------- ----------------------- ----------------------
                    December 31, 2001                 $4,650,000              $4,650,000
                    --------------------------------- ----------------------- ----------------------
                    March 31, 2002                    $4,750,000              $9,400,000
                    --------------------------------- ----------------------- ----------------------
                    June 30, 2002                     $5,000,000              $14,400,000
                    --------------------------------- ----------------------- ----------------------
                    September 30, 2002                $5,300,000              $19,700,000
                    --------------------------------- ----------------------- ----------------------
                    December 31, 2002                 $5,300,000              $25,000,000
                    --------------------------------- ----------------------- ----------------------
                    March 31, 2003                    $5,500,000              $22,000,000
                    --------------------------------- ----------------------- ----------------------
                    June 30, 2003                     $5,700,000              $23,000,000"
                    --------------------------------- ----------------------- ----------------------

     3. Waivers.

               (a) Each of the Administrative Agent and the Lenders hereby waive any Default or Events of Default resulting from the Borrowers' failure to comply with (i) Section 5.5(c) (Mandatory Prepayments), (ii)
          Section 9.2 (Limitation on Indebtedness), (iii) Section 9.3 (Limitation on Liens), and (iv) Section 9.6(a) (Limitation on Sale of Assets) of the Existing Credit Agreement as a result of the execution and delivery of the Purchase and Sale Agreement, dated March 18, 2002 (as in effect on the date hereof and as such Purchase and Sale Agreement may be modified, amended or supplemented with the consent of the Administrative Agent, the "Sale Agreement"), between Trucking, as buyer, and Foothill Capital Corporation, as seller, and any other documents executed and delivered in connection therewith (such documents, together with the Sale Agreement, the "Sale Documents"), and the performance by Trucking of its obligations under the Sale Documents in accordance with the terms thereof; provided, that such waiver is granted upon the following conditions: (A) the Sales Documents are not modified, amended or supplemented without the consent of the Administrative Agent, (B) the Borrowers have delivered to the Administrative Agent a true and complete copy of all the Sale Documents, and (C) the Borrowers have satisfied all the requirements set forth in Section 8.11 (Additional Collateral; Additional Guarantors) of the Existing Credit Agreement. It is further agreed that if the Borrowers fail to satisfy any of the conditions set forth herein, such waiver shall fail to be in effect.

               (b) Each of the Administrative Agent and the Lenders hereby waive any Default or Events of Default resulting from the Borrowers' failure to comply with (1) Section 5.5(c) (Mandatory Prepayments), and (ii)
          Section 9.6(a) (Limitation on Sale of Assets) of the Existing Credit Agreement as a result of the execution and delivery of the Auction Agreement, dated March 18, 2002 (as in effect on the date hereof and as such Auction Agreement may be modified, amended or supplemented with the consent of the Administrative Agent, the "Auction Agreement"), between Trucking, as seller, and Taylor & Martin, Inc. -- Auctioneers, as auctioneers, and the performance by Trucking of its obligations under the Auction Agreement in accordance with the terms thereof; provided, that such waiver is granted upon the following conditions: (A) the Auction Agreement is not modified, amended or supplemented without the consent of the Administrative Agent, (B) the Borrowers have delivered to the Administrative Agent a true and complete copy of the Auction Agreement and any other documents executed and delivered in connection therewith, and (C) the Borrowers have satisfied all the requirements set forth in Section 8.11 (Additional Collateral; Additional Guarantors) of the Existing Credit Agreement. It is further agreed that if the Borrowers fail to satisfy any of the conditions set forth herein, such waiver shall fail to be in effect.

     4. Override Provisions. Notwithstanding the provisions of Sections 9.6(a) and 5.5(c) of the Existing Credit Agreement, in the event Trucking enters into an agreement with Transport International Pool ("TIP") for the sale by Trucking to TIP of 300 trailers and other equipment thereto (as more accurately described in the Celadon Proposal -- Trade Group 5, dated February 27, 2002 (as in effect on the date hereof and as such TIP Proposal may be modified, amended or supplemented with the consent of the Administrative Agent, the "TIP Proposal"), 50% of the Net Proceeds of such sale (regardless if such sale is a single payment or a series of payments) shall be applied first to installments of principal of the Term Loans until paid in full, and second to the reduction of the Revolving Credit Commitments and the prepayment of the Revolving Credit Loans and/or to cash collateralize or replace Letters of Credit. Prepayments of installments of Term Loans shall be applied in the inverse order of maturity and such amounts so prepaid may not be reborrowed. Such override provisions provided for herein are granted on the following conditions: (A) the TIP Proposal is not modified, amended or supplemented without the consent of the Administrative Agent, (B) the Borrowers have delivered to the Administrative Agent a true and complete copy of the TIP Proposal and any other documents executed and delivered in connection therewith, and (C) the Borrowers have satisfied all the requirements set forth in Section 8.11 (Additional Collateral; Additional Guarantors) of the Existing Credit Agreement. It is further agreed that if the Borrowers fail to satisfy any of the conditions set forth herein, such override provisions shall fail to be in effect.

     5. Condition Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

               (a) receipt by the Administrative Agent of this Amendment, executed and delivered by duly authorized officers of the Lenders and the Borrowers and acknowledged by each of the Guarantors; and

               (b) receipt by the Administrative Agent of any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

     6. No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 7 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) after giving effect to the waivers and override provisions set forth in Sections 3 and 4 of this Amendment, respectively, no Default or Event of Default shall have occurred and be continuing on such date.

     7. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments, waivers and override provisions provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of an executed counterpart of this Amendment.

     9. Expenses. Each Borrower, jointly and severally, hereby agrees to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

     10. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.


                            [SIGNATURE PAGES FOLLOW]



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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                 CELADON GROUP, INC.



                                 By:     /s/ Roger Burbage
                                     -----------------------------------
                                     Name: Roger Burbage
                                     Title:  Sec., Treas.

                                 CELADON TRUCKING SERVICES, INC.



                                 By:     /s/ Roger Burbage
                                      ----------------------------------
                                      Name:  Roger Burbage
                                      Title:  Sec., Treas.


                                 ING CAPITAL LLC (formerly known as ING
                                 (U.S.) CAPITAL LLC), as Administrative
                                 Agent and as a Lender



                                 By:     /s/ Lawrence P. Eyink
                                      -----------------------------------
                                      Name:  Lawrence P. Eyink
                                      Title:  Director

         The undersigned Lenders hereby consent and agree to the foregoing Amendment:.


                                      KEYBANK NATIONAL ASSOCIATION,
                                        as a Lender


                                      By:      /s/ Kevin Hipskind
                                            -----------------------------------
                                             Name:  Kevin Hipskind
                                             Title:  Vice President


                                      NATIONAL BANK OF CANADA,
                                        as a Lender

                                      By:  PNC National Association, its
                                           Attorney-in-Fact


                                      By:      /s/ Colleen A. Logan
                                           ------------------------------------
                                           Name:  Colleen A. Logan
                                           Title:  SVP


                                      UNION PLANTERS BANK, N.A.,
                                        as a Lender


                                        By:     /s/ Thomas W. Craig
                                             ----------------------------------
                                              Name:  Thomas W. Craig
                                              Title:  Vice President


                                      THE NORTHERN TRUST COMPANY,
                                        as a Lender



                                        By:     /s/ Jeffrey B. Clark
                                             ----------------------------------
                                              Name:  Jeffrey B. Clark
                                              Title:  Vice President


                                      FIFTH THIRD BANK, INDIANA,
                                        as a Lender


                                        By:    /s/ Jeffrey Hale
                                             ----------------------------------
                                              Name:  Jeffrey Hale
                                              Title:  Vice President

         The undersigned guarantors hereby consent and agree to the foregoing
Amendment:


                                  CELADON TRUCKING SERVICES OF INDIANA, INC.


                                  By:     /s/ Roger Burbage
                                       -------------------------------------
                                       Name:  Roger Burbage
                                       Title:  Sec., Treas.



                                   CELADON TRANSPORTATION, LLP


                                   By:     /s/ Roger Burbage
                                        ------------------------------------
                                        Name:  Roger Burbage
                                        Title:  Sec., Treas.



                                  CHEETAH BROKERAGE CO.


                                  By:     /s/ Roger Burbage
                                        ----------------------------------
                                        Name:  Roger Burbage
                                        Title:  Sec., Treas.



                                   CHEETAH TRANSPORTATION CO.


                                   By:     /s/ Roger Burbage
                                         ---------------------------------
                                          Name:  Roger Burbage
                                          Title:  Sec., Treas.

                                    INTERNATIONAL FREIGHT HOLDING CORP.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    JML FREIGHT FORWARDING, INC.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    RIL GROUP, LTD.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    RIL, INC.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    WELLINGMUFT HOLDING CO.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.

                                    CELADON LOGISTICS, INC.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    RANDY EXPRESS, LTD.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    RIL ACQUISITION CORP.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    CELADON JACKY MAEDER CO.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.



                                    ZIPP EXPRESS, INC.


                                    By:     /s/ Roger Burbage
                                          ----------------------------------
                                           Name:  Roger Burbage
                                           Title:  Sec., Treas.

                                       CELADON E-COMMERCE, INC.


                                       By:     /s/ Roger Burbage
                                             ----------------------------------
                                              Name:  Roger Burbage
                                              Title:  Sec., Treas.



                                       TRUCKERSB2B.COM, INC.


                                       By:     /s/ Roger Burbage
                                            -----------------------------------
                                            Name:  Roger Burbage
                                            Title:  Sec., Treas.